SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                  SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]    Preliminary Information Statement

[ ]    Definitive Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                          KRYSTAL DIGITAL CORPORATION.
                (Name of Registrant As Specified In Its Charter)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

       (2)    Aggregate number of securities to which the transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------

       (4)    Proposed maximum aggregate value of transaction:

       (5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials


[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                           KRYSTAL DIGITAL CORPORATION
                        925 WEST LAMBERT ROAD, SUITE A
                                 BREA, CA 92821

                        PRELIMINARY INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                  INTRODUCTION

This notice and information statement (the "INFORMATION STATEMENT") was mailed on or about March __, 2004 to the stockholders of record, as of March __, 2004, of Krystal Digital Corporation, a Delaware corporation (the "Company") pursuant to: Section 14(c) of the Exchange Act to inform the stockholders that the majority stockholders of the Company executed a written consent dated

February 29, 2004 authorizing and approving the Mutual Termination Agreement pursuant to which the merger by and between the Company, Shecom Acquisition Corporation and Shecom Corporation will be terminated. This notice and information statement attached hereto shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law (the "DGCL").

Our board of directors has unanimously approved the Mutual Termination Agreement, as have stockholders representing a majority of our issued and outstanding shares of common stock. Accordingly, your approval is not required and is not being sought.

Please read this notice carefully. It describes the essential terms of the Mutual Termination Agreement. Additional information about the Company is contained in its periodic and current reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and Information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

The principal executive office of the Company is located at 925 West Lambert Road, Suite A, Brea, CA 92821. The Company's telephone number is (714) 990-3541.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO Stockholders MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                           KRYSTAL DIGITAL CORPORATION
                         925 WEST LAMBERT ROAD, SUITE A
                                 BREA, CA 92821


                        PRELIMINARY INFORMATION STATEMENT
          PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER


TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

      1. Immediately upon the effective date of the Mutual Termination Agreement ("Agreement"), the merger by and between the Krystal Digital Corporation, Shecom Acquisition Corporation and Shecom Corporation will be terminated as more fully set forth in the Agreement, a copy of which is attached hereto as Exhibit A.

      2. Immediately following the effective date, the Company will change its name to Sunningdale, Inc., to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State, a copy of which is attached hereto as Exhibit B. The Board of Directors has fixed the close of business on March __, 2004 as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

      The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

      This Information Statement will serve as written Notice to stockholders pursuant to Section 228(e) of the DGCL.


THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO Stockholders MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.



                                             By order of the Board of Directors,

                                             -----------------------------------
March _, 2004                                Phillip G. Trad
                                             President

TABLE OF CONTENTS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
TERMINATION OF ACQUISITION OF SHECOM CORPORATION AND
CHANGE OF CONTROL .......................................................

Description of the Termination of the Merger ............................

Change in Control........................................................

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...........

MANAGEMENT...............................................................

Certain Information About The Board Of Directors.........................

Compensation of Directors and Officers...................................

Limitation of Liability and Indemnification Matters......................

DESCRIPTION OF CAPITAL STOCK.............................................

SOLICITATION OF PROXIES..................................................

STOCKHOLDER PROPOSALS....................................................

EXHIBIT A - Mutual Termination Agreement.................................

EXHIBIT B - Amendment to the Certificate of Incorporation................

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from Those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

        TERMINATION OF ACQUISITION OF SHECOM CORPORATION AND CHANGE IN CONTROL

Description of the Termination of the Merger

On August 22, 2003, Krystal Digital Corporation (the "Company"), Shecom Acquisition Corp., a Colorado corporation and wholly owned subsidiary of the Company ("Mergeco"), and Shecom Corporation, a Colorado corporation ("Shecom"), entered into an Agreement and Plan of Reorganization, as amended on September 24, 2003 (collectively, the "Merger Agreement"). The Merger Agreement was approved by the board of directors of each of the Company and Mergeco on August 22, 2003 and on September 24, 2003, and became effective on November 5, 2003.

Pursuant to the terms of the Merger Agreement, Mergeco was merged with and into Shecom (the "Merger"), with Shecom as the surviving corporation of the Merger. As a result of the Merger, the outstanding shares of capital stock of each of Mergeco and Shecom were converted or canceled in the manner provided by the Merger Agreement, the separate corporate existence of Mergeco ceased and Shecom continued unimpaired as the surviving corporation in the Merger as a wholly owned subsidiary of the Company.

In connection with the Merger, the Company issued to the current shareholders of Shecom and the holders of warrants to purchase additional shares of Shecom common stock (collectively the "Shareholders") that number of shares of common stock and warrants to purchase additional shares of common stock as represented (assuming full exercise of such warrants) 87.5% of the issued and outstanding shares of common stock on a fully-diluted basis, after giving effect to the Merger (the "Merger Shares") in exchange for 100% of the issued and outstanding common stock and common stock purchase warrants of Shecom (the "Exchange Shares").

Following the Merger, the Company changed its corporate name from ESCAgenetics Corporation to "Krystal Digital Corporation", and all of the directors and officers of the Company were replaced by designees appointed by Shecom. Please see the Definitive Schedule 14C as filed with the Commission on October 8, 2003 and the Current Report on Form 8-K filed therewith on November 11, 2003.

Subsequent to the Merger, the Board unanimously adopted and shareholders holding a majority of the Common Stock approved a resolution to effect a one-for-five (1:5) reverse stock split (the "Reverse Split") of the common stock. The immediate effect of the Reverse Split, which affected all of the holders of the Company's common stock uniformly, and became effective on January 13, 2004, was to reduce the number of shares of common stock from approximately 25,000,057 to approximately 5,000,011 on a fully diluted basis and from approximately 22,948,438 to approximately 4,589,688 such shares presently issued and outstanding. Please see the Definitive Schedule 14C as filed with the Commission on January 5, 2004 and the Current Report on Form 8-K filed there with on January 5, 2004.

The Board has unanimously adopted and shareholders holding a majority of the common sock have approved a resolution authorizing and approving a Mutual Termination Agreement (the "Agreement"), a copy of which is attached hereto as Exhibit A, pursuant to which the merger by and between the Company, Shecom Acquisition Corporation and Shecom Corporation will be rescinded.

The Board and such shareholders believe that it is in the best interests of the Company and its shareholders to terminate and rescind the merger because Shecom is unable to produce audited financial statements which has resulted in the Company's inability to comply with the Commission's requirements for reporting entities. Specifically, due to Shecom's inability to produce audited financial statements, the Company has been unable to provide the financial statements required to complete it Current Report on Form 8-K or to provide financial statements for its Quarterly Reports on Form 10-Q.

The Agreement provides that each party will release and discharge the other from any and all claims, actions and liabilities arising from or in connection with the Merger Agreement, the events leading up to and including the termination and rescission of the merger as well as any and all claims arising from the Agreement.

The Agreement will become effective 20 days after the date this Information Statement is mailed (the "Effective Date"). On the Effective Date, the Shareholders will tender to the Company the Merger Shares and the Company will deliver to the Shareholders the Exchange shares. Thereafter, the Company will no longer have any ownership interest in Shecom, which will then be 100% owned by the Shareholders and the Shareholders will no longer have any ownership interest in the Company. The Company will cancel the Exchange Shares upon receipt. On the Effective Date all of the officers and directors of the Company will resign and be replaced b y a designee appointed by the Shareholders. Immediately after the Effective Date, the Company will change its name to Sunningdale, Inc, to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of Stated, as attached hereto as Exhibit B.

On March 10, 2004, the Company issued a press release regarding the Agreement and filed with the Commission a Current Report on Form 8-K. For further information about the Agreement and related transactions, see: (1) the information set forth in the Form 8-K, including with specific reference "Item 2 Acquisition or Disposition of Assets"; (ii) the Mutual Termination Agreement filed as an Exhibit to the Form 8-K; and (iii) the press release filed as an Exhibit to the Form 8-K.

Change of Control

A change in the majority of the directors will occur on the Effective Date. The members of the board have executed written consents to appoint Kevin R. Keating to the Board and to serve as the Company's President, Secretary and Treasurer upon the Effective Date. Each member of the Board has also submitted a letter of resignation which will take effect on the Effective Date and contemporaneously with Mr. Keating is appointment.

On the effective date, the Company will relocate its corporate office to 936A Beachland Blvd., Suite 13, Vero Beach, FL 32963. Its telephone number will be
(772) 231-7544.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth ownership information as of the Record Date with respect to (i) each current director or executive officer of the Company, (ii) all directors and executive officers of the Company as a group and (iii) each person known to the Company to be a beneficial owner of more than 5% of its outstanding voting securities. Each share of Common Stock is entitled to one vote. Unless otherwise noted, the address of each of the individuals listed below is c/o the Company at 925 West Lambert Road, Suite A, Brea CA 92821.


                                                NUMBER OF SHARES      PERCENTAGE
NAME                                          BENEFICIALLY OWNED(1)      OWNED
----                                          ---------------------   ----------

Raju Shewa, Chairman of the Board and
Chief Executive Officer                             2,000,000            40.0%

Phillip G. Trad, President and Director               400,000             8.0%

Fred Anavim, Chief Financial Officer and
Director                                              400,000             8.0%

Vincent J. Franzone, Director                         125,000             2.5%

Michael Khorandi                                    1,000,000            20.0%

All directors and executive officers as a
group                                               4,146,200            82.9%

-----------
(1) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Exchange Act, and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by him.

MANAGEMENT

On the twentieth day after this Information Statement is mailed to all record holders of our common stock, the present board of directors will appoint Kevin
R. Keating to serve as a member of the Board until the next annual meeting of shareholders. Thereafter, all other Board members will resign and Mr. Keating will be the sole, remaining director of the Company.

The following table contains information regarding the directors and executive officers after the Effective Date.


        Name                    Age                Position

   Kevin R. Keating             64          President, Secretary, Treasurer and
                                            Director designee


Kevin R. Keating was the president and a director of ESCAGenetics Corporation (now known as Krystal Digital Corporation) from April 2003 until the merger with Shecom in November 2003. Mr. Keating is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation ("Brookstreet"). Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Corporation in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors.

Certain Information About The Board Of Directors

Following the Effective Date, the Company will have no standing audit, nominating or compensation committees of the Board, or committees performing similar functions.

Compensation of Directors and Officers

Directors and officers are not entitled to receive compensation for their services as directors and officers. Directors and officers however will be reimbursed for their direct out of packet expenses incurred in connection with the Company's business.

Limitation of Liability and Indemnification Matters

The Company's certificate of incorporation limits the liability of directors to the maximum extent permitted by Delaware law. The Company's certificate of incorporation contains a provision eliminating or limiting the personal liability of a director for monetary damages for breach of their fiduciary duties as directors, except for liability (1) for any breach of their duty of loyalty to the Company or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law or (4) for any transaction from which the director derived an improper personal benefit.

The Company's bylaws provide that the Company shall indemnify its directors and officers and may indemnify its employees and agents to the fullest extent permitted by law. The Company believes that indemnification under its bylaws cover at least negligence and gross negligence on the part of indemnified parties.

                          DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of 100,000,000 shares of common stock.

The following is a summary of some of the provisions of the Company's common stock and of its amended certificate of incorporation.

The holders the common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Subject to preferences that may be applicable to any outstanding shares of preferred stock, the holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the board out of funds legally available therefore. In the event of the Company's liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities and liquidation preferences of any outstanding shares of preferred stock. Holders of common stock have no preemptive rights or rights to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to the common stock. All outstanding shares of common stock are fully paid and non-assessable.

                             SOLICITATION OF PROXIES

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's common stock.

                              STOCKHOLDER PROPOSALS

The Board has not yet determined the date on which the next annual meeting of stockholders of the Company will be held. Any proposal by a stockholder intended to be presented at the Company's next annual meeting of stockholders must be received at the offices of the Company a reasonable amount of time prior to the Date on which the information or proxy statement for that meeting are mailed to stockholders in order to be included in the Company's information or proxy statement relating to that meeting.

By Order of the Board of Directors,



-----------------------------
Phillip G. Trad, President and Director
March ___, 2004

                                                                       Exhibit A


                          MUTUAL TERMINATION AGREEMENT

      This MUTUAL TERMINATION AGREEMENT dated February 29, 2004 (the "Agreement") is made and entered into by and among Krystal Digital Corporation (formally known as ESCAgenetics Corporation), a Delaware corporation ("Krystal") and the former shareholders ("Shareholders") of Shecom Corporation, a Colorado corporation ("Shecom"). Krystal, the Shareholders and Shecom are collectively referred to as the "Parties" and each individually as a "Party".

      WHEREAS, on August 22, 2003, Krystal, Shecom Acquisition Corp, a Colorado corporation and wholly owned subsidiary of Krystal ("Mergeco") and Shecom entered into an Agreement and Plan of Reorganization, as amended on September 24, 2003 (collectively, the "Merger Agreement"); and

      WHEREAS, the Merger Agreement provided for a tax-free issuance of securities pursuant to the provisions of Section 368(a) of the Internal Revenue Code, whereby Krystal acquired 100% of the capital stock of Shecom through the merger of Mergeco with and into Shecom (the "Merger") pursuant to which the separate corporate existence of Mergeco ceased and Shecom continued unimpaired as the surviving corporation of such Merger as a wholly owned subsidiary of Krystal; and

      WHEREAS, in consideration of the Merger and the receipt by Krystal of 100% of the capital stock of Shecom, Krystal agreed to issue to the Shareholders that number of shares of Krystal common stock and warrants to purchase additional shares of Krystal common stock as represented (assuming full exercise of warrants held by them to purchase additional shares of Shecom) 87.5% of the issued and outstanding shares of common stock of Krystal on a fully diluted basis, after giving effect to the Merger; and

      WHEREAS, on November 5, 2003, the effective date of the Merger (the "Effective Date"), Krystal issued 19,823,438 shares of Krystal's common stock and warrants to purchase an additional 2,051,619 shares of Krystal's common stock (the "Merger Securities") to the Shareholders in exchange for 21,257,737 shares of Shecom common stock together with warrants to purchase an additional 2,200,000 shares of Shecom common stock for an aggregate of 23,457,000 fully diluted outstanding shares of Shecom common stock which constituted 100% of the issued and outstanding capital stock of Shecom (the "Exchange Securities"), such calculations not giving effect to a subsequent one for five reverse stock split; and

      WHEREAS, the Merger Agreement provided that after the Effective Date all of the officers and directors of Krystal would be replaced by persons designated by the shareholders of Shecom; and

      WHEREAS, on the Effective Date a Certificate of Merger by and between Shecom and Mergeco ("Certificate of Merger") was filed with the Colorado Secretary of State pursuant to which the separate legal existence of Mergeco ceased and Shecom continued as the surviving corporation; and

      WHEREAS, the Board of Directors of Krystal and the Shareholders have determined that as a result of Shecom's inability to produce audited financial statements which has resulted in Krystal's inability to comply with the Securities and Exchange Commission requirements of reporting entities, it is in the best interests of all Parties to rescind the Merger Agreement, for each party to return to the other the consideration received in connection with the Merger and to release each other from all duties, rights, claims, causes of action, obligations and liabilities arising from, in connection with or relating to the Merger Agreement, all as provided herein;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

      1. Agreement to Rescind. Subject to the terms and conditions set forth herein, the Parties agree to rescind the Merger Agreement and the Merger Agreement will be rescinded and of no further force and effect as of the Closing. The Parties agree at the Closing to exchange the Merger Securities and Exchange Securities as more fully set forth in Section 3, so that Krystal will divest itself of and no longer will have any ownership interest in Shecom and the Shareholders will divest themselves of and no longer have any ownership interest in Krystal and that after the Closing, the Shareholders will own 100% of the capital stock of Shecom.

      2. Regulatory Compliance. Krystal undertakes and agrees after to the execution of this Agreement to (a) file a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 (the "Act") to disclose this Agreement; (b) to file an Information Statement pursuant to Section 14(c) of the Act ("Information Statement") and
            (c) to issue a press release regarding the Agreement.

      3. Closing. The closing ("Closing") of the transaction and the effectiveness of this Agreement as contemplated by Section 1 shall take place at the offices of ______________________ as ____ a.m. on the twentieth day after the Information Statement is mailed to the shareholders of Krystal, or at such other time and place as the Parties may agree ("Closing Date").

      4. Approval. Prior to Closing, the Board of Directors of Krystal and a majority of its shareholders will have consented in writing to the actions contemplated hereby.

      5. Return of Consideration. At the Closing, each Party agrees to return to the other the consideration received by it in connection with the Merger Agreement as follows:

            a) Merger Securities: The Shareholders hereby agrees to endorse, assign and transfer to Krystal all of their right title and interest in and to the Merger Securities. From time to time after the Closing, and without further consideration, the Shareholders agree to execute and deliver such other instruments of transfer and take such other actions as Krystal may reasonably request in order to effectively transfer the Merger Securities to Krystal.

            b) Exchange Securities: Krystal hereby agrees to endorse, assign and transfer to the Shareholders all of its right, title and interest in and to the Exchange Securities. From time to time after the Closing, and without further consideration, Krystal agrees to execute and deliver such other instruments of transfer and take such other actions as the Shareholders may reasonably request in order to effectively transfer the Exchange Securities to the Shareholders.

      6. Management. At the Closing, Krystal's Board of Directors shall appoint Kevin R. Keating as its sole Officer and Director and each shall tender his resignation as an officer and/or director of Krystal effective as of the Closing. Concurrently, the Shareholders shall assume their respective corporate positions they held in Shecom prior to the Merger.

      7. Releases: Each Party hereby unequivocally releases and discharges the other Party and any of its directors, agents, representatives, shareholders, financial advisors, affiliates, principals, or parents, and any administrators, successors and assigns of any action, choses in action, cases, claims, suits, injuries, damages, judgments and liabilities whatsoever, in law, equity or otherwise arising under, in connection with or relating to the Merger Agreement or any transactions contemplated thereby or in connection with the events leading to the termination of the Merger and the rescission of the Merger Agreement. Notwithstanding the foregoing, the Parties specifically acknowledge and agree that any and all claims or actions, asserted or unasserted against the Shareholders and /or Shecom in connection with bridge loans made to Shecom and/or its officers, directors affiliates or shareholders by Keating Investments, LLC, Spencer Clarke, LLC and their respective affiliates and investors are not hereby released, discharged or compromised.

      8. Publicity and Disclosure. Except as required by law, no press releases except as set forth herein shall be issued regarding the rescission of the Merger Agreement by any Party without the prior written consents of the other Parties.

      9. Representations of the Parties. Each Party represents to the other that it has all requisite power and authority to execute and perform its obligations under this Agreement; that it has taken all necessary action to authorize such execution, delivery and performance; that such execution, delivery and performance does not violate or conflict with any law applicable to it, any provision of its charter or bylaws, or any order or judgment or order of any court or other agency of government applicable to it and that it has obtained any and all consents necessary such that this Agreement, when executed, will constitute the legal, valid and binding obligation of the Parties, enforceable in accordance with its respective terms.

      10. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and supercedes all prior and contemporaneous agreements and understandings. This Agreement is binding upon and shall inure to the benefit of the Parties hereto and their legal representatives, successors and permitted assigns. This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by all of the Parties hereto.

      11. Governing Law, Dispute Resolution and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to the conflicts of laws principles thereof. All disputes, controversies or claims ("Disputes") arising out of or relating to this Agreement shall in the first instance be the subject of a meeting between a representative of each Party who has decision-making authority with respect to the matter in question. Should the meeting either not take place or not result in a resolution of the Dispute within twenty (20) business days following notice of the Dispute to the other Party, then the Dispute shall be resolved in a binding arbitration proceeding to be held in Denver, Colorado, in accordance with the international rules of the American Arbitration Association. The Parties agree that a panel of three arbitrators shall be required. Any award of the arbitrators shall be deemed confidential information for a minimum period of five years. The arbitrators may award attorneys' fees and other arbitration related expense, as well as pre- and post-judgment interest on any award of damages, to the prevailing Party, in their sole discretion.

      12. Notices. All notices or other communications to be sent by any Party to this Agreement to any other Party shall be sent by certified mail, personal delivery or national overnight courier to the addresses herein designated or as may hereafter be designated in writing by a Party. Notice shall be deemed given and received on the date of actual delivery to the address specified thereon.

      13. Counterparts. This Agreement may be executed in counterparts, all of which, when taken together, shall constitute the entire Agreement.

      14. Severability. The provisions of this Agreement shall be severable, so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions thereof.

      15. Joint Drafting. This Agreement shall be deemed to have been drafted jointly by the Parties hereto, and no inference or interpretation against any Party shall be made solely by virtue of such Party allegedly having been the draftsperson of the Agreement.

      IN WITNESS WHEREOF, the Parties have made and executed this Agreement as of the day and year first above written.



                                  KRYSTAL DIGITAL CORPORATION
                                  a Delaware corporation

                                  By: /s/ Raju Shewa
                                  -----------------------------------
                                  Name: Raju Shewa

                                  Title:

                                  Address: 925 West Lambert Road
                                           Suite A
                                           Brea, CA 92821


                                  SHAREHOLDERS:

                                  By:/s/ Raju Shewa
                                  -----------------------------------
                                  Name:

                                  Address:

                                  By: /s/ Fred Anavim

                                  -----------------------------------
                                  Name:

                                  Address:


                                  By: /s/ Phillip G. Trad
                                  -----------------------------------
                                  Name:

                                  Address:


                                  By: /sl Michael Khorsandi
                                  -----------------------------------
                                  Name:

                                  Address:

                                                                      Exhibit  B

                           CERTIFICATE OF AMENDMENT TO
                  THE RESTATED CERTIFICATE OF INCORPORATION OF
                           KRYSTAL DIGITAL CORPORATION

      Krystal Digitlal Corporation (the "Company") a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

      FIRST: The Board of Directors of the Company has approved and its stockholders having a right to vote thereon have ratified a resolution duly amending the Restated Certificate of Incorporation of the Company, as follows:

      RESOLVED, that the stockholders consider and vote upon a proposal to amend the Company's Restated Certificate of Incorporation changing its name to Sunningdale, Inc, and it further;

      SECOND: That the amended article of the Restated Certificate of Incorporation shall read as follows:

      "FIRST: The name of the corporation is Sunningdale, Inc."

      THIRD: That a majority of the Company's Stockholders have approved the amendment to the Restated Certificate of Incorporation (the "Amendment") pursuant to Section 242 of the general Corporation Law of the State of Delaware (the "GCL")

      FOURTH That the capital of the Company shall not be reduced under or by reason of said Amendment.

      IN WITNESS WHEREOF, the Company has caused this certificate to be signed by ___________________, its President, this __ day of March 2004.


                                            By: ___________________________
                                                               ,  President